Supplement Dated November 1, 2000
                       To Prospectus Dated August 1, 2000

                              Dean Family of Funds
                                 (Balanced Fund)

     John C. Riazzi, CFA joined C.H. Dean & Associates, Inc. (Dean) the investment adviser for the Dean Family of Funds in March 1989. Since March 2000, Mr. Riazzi is President and Chief Investment Officer for Dean. One of his responsibilities is the portfolio management of the Dean Family of Funds Balanced Fund. From October 1999 to March 2000 he was Senior Vice President responsible for Dean's Portfolio Management Group. He was Vice President, Director of Consulting Services from August 1993 to October 1999. Mr. Riazzi received his B.A. in Economics from Kenyon College, Gambier, Ohio in 1985, and received the Chartered Financial Analyst (CFA) designation in 1993.




















This supplement and the Prospectus dated August 1, 2000 contain information that you should know before investing in the Funds and should be retained for future reference.